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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

Date of Report: (Date of earliest event reported):   August 1, 2000

                              NYMEX HOLDINGS, INC.
             ( Exact name of registrant as specified in its charter)

Delaware                        333-30332                             13-4098266
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(State or other jurisdiction   (Commission                         (IRS Employer
     of incorporation)          File Number)                 Identification No.)


One North End Avenue, World Financial Center, New York, NY           10282-1101
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:  (212) 299 - 2000



                                      N/A

          (Former Name or Former address, if Changed Since Last Report)


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Item 5.  Other Events

On July 20, 2000, R. Patrick Thompson, President of NYMEX Holdings, Inc., ("NYMEX Holdings") passed away. At the time, Mr. Thompson was also President of the New York Mercantile Exchange ("NYMEX"), as well as other NYMEX subsidiaries.

As of this report date, Neal L. Wolkoff, Executive Vice President of NYMEX Holdings, has assumed the duties and responsibilities of the President of NYMEX Holdings, until a successor has been duly elected and qualified.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NYMEX HOLDINGS, INC.

                                       by: /s/  CHRISTOPHER K. BOWEN
                                       ---------------------------------
                                       Christopher K. Bowen
                                       Senior Vice President and General Counsel

Dated: August 1, 2000